UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          June 23, 2005 (June 23, 2005)
                Date of Report (Date of earliest event reported)


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-8696                     36-2664428
(State or other jurisdiction of      (Commission               (I.R.S. Employer
        incorporation)               File Number )           Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On June 23, 2005, Competitive Technologies, Inc. ("CTT") announced that it has received $1.7 million in cash from Palatin Technologies, Inc. ("PTN"). CTT will also receive 170,000 shares of PTN stock. CTT's share of the payment will be about $0.7 million and 68,000 shares of PTN stock. Pursuant to CTT's license with PTN, CTT receives a portion of any funds received by PTN for this technology. The funds were generated by PTN through their strategic alliance with King Pharmaceuticals, Inc.


A copy of the press release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press release dated June 23, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COMPETITIVE TECHNOLOGIES, INC.

Date:    June 23, 2005                        By: /s/ Donald J. Freed
                                                  Name:    Donald J. Freed
                                                  Title:   President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

Exhibit 99.1 Press release dated June 23, 2005 announcing that CTT and clients receive a royalty payment from Palatin Technologies, Inc.